AMENDING PURCHASE AGREEMENT

          THIS AGREEMENT AMENDING THE PURCHASE AGREEMENT made as of the 17th day of May, 2010, is made as of the 8th day of February, 2012.

BETWEEN:

                     GOLD EXPLORATIONS, LLC, a Nevada Limited Liability Company having offices at

                     1583 Downs Dr., Minden, NV 89423

                     (Hereinafter referred to as “Vendor”)

                                              OF THE FIRST PART

AND:

                     VERDE RESOURCES, INC., a Nevada Corporation, having an office at 905 Venture

                     Way, Mill Valley, CA 94941

                     (Hereinafter called “Purchaser”)

OF THE SECOND PART

WHEREAS:

A.     The parties hereto entered into an agreement dated as of the 17th day of May, 2010 (the “Purchase Agreement”) under which the Purchaser has agreed to complete the work program recommended by the Vendor to be completed in 2011.

B.      The Purchaser has requested an extension of time to complete the work program recommended by the Vendor to be completed in 2012.

C.      The Vendor is prepared to extend the time to the Purchaser to complete the work program to 2012.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises, and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree with each other as follows:

EXTENSION OF TIME PERIOD

1.      The Purchase Agreement be and it is hereby amended as follows:

(a)     The year “2011” in paragraph 2 of the Purchase Agreement (as amended by the Amending Purchase Agreement) be and it is hereby deleted and it shall no longer have any force and effect and in its place and stead shall be inserted the year “2012”.

CONFIRMATION AND RATIFICATION

2.        In all other respects, the Purchase Agreement, as amended hereby, shall remain the same and be of full force and effect and applicable against the parties hereto, and the provisions thereof, as amended hereby, are ratified and confirmed.

ENUREMENT

3.        This agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

COUNTERPARTS

4.        This agreement may be executed in counterpart and all counterparts so executed shall constitute one agreement binding on all parties hereto.  It shall not be necessary for each party to execute the same counterpart hereof.

IN WITNESS WHEREOF this agreement has been executed by the parties hereto as of the day and year first written above.

GOLD EXPLORATIONS, LLC

/s/ H.G. McNeill                                              /s/ Steve Karoyli

 _____________________________              _________________________________

Authorized Signatory                                    Authorized Signatory

(H.G. McNeill, Partner)                                  (Steve Karolyi, Partner)

VERDE RESOURCES, INC.

/s/ Stephen Spalding

            ______________________________

Authorized Signatory

(Stephen Spalding, President)